WESTERN ASSET FUNDS, INC.

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Enhanced Equity Portfolio

Western Asset Global Multi-Sector Portfolio

Western Asset High Yield Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Limited Duration Bond Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Western Asset Total Return Unconstrained Portfolio

SUPPLEMENT DATED NOVEMBER 17, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION

Effective December 1, 2011, the following information supplements the section of the funds’ Statement of Additional Information titled “Management of the Funds”:

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:

Richard F. Sennett Born 1970 620 Eighth Avenue New York, NY 10018	Principal Financial Officer	Since 2011	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform ( since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

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